Item 77Q1

FEDERATED EQUITY FUNDS

Amendment No. 14
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


THIS Declaration of Trust is amended as follows:

A. 	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

	"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and designate any additional
Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

	Federated Aggressive Growth Fund
	Class A Shares
	Class B Shares
	Class C Shares
	Federated Capital Appreciation Fund
	Class A Shares
	Class B Shares
	Class C Shares
	Federated Communications Technology Fund
	Class A Shares
	Class B Shares
	Class C Shares
	Federated Growth Strategies Fund
	Class A Shares
	Class B Shares
	Class C Shares
	Federated Kaufmann Fund
	Class A Shares
	Class B Shares
	Class C Shares
	Class K Shares
	Federated Kaufmann Small Cap Fund
	Class A Shares
	Class B Shares
	Class C Shares
	Federated Large Cap Growth Fund
	Class A Shares
	Class B Shares
	Class C Shares
	Federated Market Opportunity Fund
	Class A Shares
	Class B Shares
	Class C Shares
	Federated New Economy Fund
	Class A Shares
	Class B Shares
	Class C Shares


		The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the
Board of Trustees at a meeting on the 15th day of November, 2001, and approved by Shareholders at a meeting on the 20th day of December, 2001.

		WITNESS the due execution hereof this 20th day of December, 2001.



	/s/ John F. Donahue		/s/ Lawrence D. Ellis, M.D.
	John F. Donahue		Lawrence D. Ellis, M.D.

	/s/ Thomas G. Bigley		/s/ Peter E. Madden
	Thomas G. Bigley		Peter E. Madden

	/s/ John T. Conroy, Jr.		/s/ Charles F. Mansfield, Jr.
	John T. Conroy, Jr.		Charles F. Mansfield, Jr.

	/s/ Nicholas P. Constantakis		/s/ John E. Murray, Jr.
	Nicholas P. Constantakis		John E. Murray, Jr.

	/s/ John F. Cunningham		/s/ Marjorie P. Smuts
	John F. Cunningham		Marjorie P. Smuts

	/s/ J. Christopher Donahue		/s/ John S. Walsh
	J. Christopher Donahue		John S. Walsh





	Item 77Q1a

	FEDERATED EQUITY FUNDS

	Amendment No. 15
	to the
	RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


	THIS Declaration of Trust is amended as follows:

B. 	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Federated Communications Technology Fund
Class A Shares
Class B Shares
Class C Shares
Federated Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares


	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of February, 2002, and approved by Shareholders at meetings on the 4th day of April, 2002 and the 26th day of April, 2002.

	WITNESS the due execution hereof this 30th day of April, 2002.



/s/ John F. Donahue		/s/ Lawrence D. Ellis, M.D.
John F. Donahue		Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley		/s/ Peter E. Madden
Thomas G. Bigley		Peter E. Madden

/s/ John T. Conroy, Jr.		/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.		Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis		/s/ John E. Murray, Jr.
Nicholas P. Constantakis		John E. Murray, Jr.

/s/ John F. Cunningham		/s/ Marjorie P. Smuts
John F. Cunningham		Marjorie P. Smuts

/s/ J. Christopher Donahue		/s/ John S. Walsh
J. Christopher Donahue		John S. Walsh


Item 77Q1b

FEDERATED EQUITY FUNDS

Amendment No. 16
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


THIS Declaration of Trust is amended as follows:

A. 	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Communications Technology Fund
Class A Shares
Class B Shares
Class C Shares
Federated Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares

	The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 22nd day of August, 2002.

	WITNESS the due execution hereof this 22nd day of August, 2002.



/s/ John F. Donahue		/s/ Lawrence D. Ellis, M.D.
John F. Donahue		Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley		/s/ Peter E. Madden
Thomas G. Bigley		Peter E. Madden

/s/ John T. Conroy, Jr.		/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.		Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis		/s/ John E. Murray, Jr.
Nicholas P. Constantakis		John E. Murray, Jr.

/s/ John F. Cunningham		/s/ Marjorie P. Smuts
John F. Cunningham		Marjorie P. Smuts

/s/ J. Christopher Donahue		/s/ John S. Walsh
J. Christopher Donahue		John S. Walsh


Item 77Q1c

FEDERATED EQUITY FUNDS

Amendment No. 17
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


THIS Declaration of Trust is amended as follows:

A. 	Strike the first paragraph of Section 5 of Article III from the
Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII,
Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Federated Communications Technology Fund
Class A Shares
Class B Shares
Class C Shares
Federated Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Small Cap Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Federated Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares

	The undersigned Board of Trustees hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust.

	WITNESS the due execution hereof this 9th day of October, 2002.




/s/ John F. Donahue		/s/ Lawrence D. Ellis, M.D.
John F. Donahue		Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley		/s/ Peter E. Madden
Thomas G. Bigley		Peter E. Madden

/s/ John T. Conroy, Jr.		/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.		Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis		/s/ John E. Murray, Jr.
Nicholas P. Constantakis		John E. Murray, Jr.

/s/ John F. Cunningham
John F. Cunningham		Marjorie P. Smuts

/s/ J. Christopher Donahue		/s/ John S. Walsh
J. Christopher Donahue		John S. Walsh


Item 77Q1d
Federated Equity Funds
Amendment #8
to the By-Laws

         (effective August 23, 2002)

Strike Section 1 - Article I - OFFICERS AND THEIR ELECTION, and replace it with the following:
         Section 1. Officers. The Officers of the Trust shall be a President, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Trustees, in its discretion, may also elect or appoint a Chairman of the Board of Trustees (who must be a Trustee), one or more Vice Chairmen of the Board of Trustees (who not need be a Trustee), and other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. A Vice President, the Secretary or the Treasurer may appoint an Assistant Vice President, an Assistant Secretary or an Assistant Treasurer, respectively, to serve until the next election of Officers. Two or more offices may be held by a single person except the offices of President and Vice President may not be held by the same person concurrently. It shall not be necessary for any Trustee or any Officer to be a holder of shares in any Series or Class of the Trust.
Strike Sections 2 through 9 of Article II, and replace with the following:
         Section 2. Chairman of the Trustees ("Chairman"). The Chairman, if there be a Chairman, shall preside at the meetings of Shareholders and of the Board of Trustees and shall perform such duties as may be assigned to him from time to time by the Trustees.
         Section 3. Vice Chairman of the Trustees ("Vice Chairman"). The Vice Chairman, in the absence of the Chairman, shall perform such duties as may be assigned to him from time to time by the Trustees or the Chairman.
         Section 4. President. The President shall be the principal executive officer of the Trust. The President, in the absence of the Chairman, or if there is no Chairman, shall perform all duties and may exercise any of the powers of the Chairman subject to the control of the Trustees. He shall counsel and advise the Chairman. He shall have general supervision over the business of the Trust and policies of the Trust. He shall employ and define the duties of all employees, shall have power to discharge any such employees, shall exercise general supervision over the affairs of the Trust and shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman or the Executive Committee. The President shall have the power to appoint one or more Assistant Secretaries or other junior officers, subject to ratification of such appointments by the Board. The President shall have the power to sign, in the name of and on behalf of the Trust, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Trust, and may, in the name of and on behalf of the Trust, take all such action as the President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property.
         Section 5. Vice President. The Vice President (or if more than one, the senior Vice President) in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Trustees. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman, the President, or the Executive Committee. Each Vice President shall be authorized to sign documents on behalf of the Trust. The Vice President shall have the power to sign, in the name of and on behalf of the Trust and subject to
Article VIII, Section 1, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities or other property owned by the Trust, and may, in the name of and on behalf of the Trust, take all such action as the Vice President may deem advisable in entering into agreements to purchase securities or other property in the ordinary course of business, and to sign representation letters in the course of buying securities or other property.
         Section 6. Secretary. The Secretary shall keep or cause to be kept in books provided for that purpose the Minutes of the Meetings of Shareholders and of the Trustees; shall see that all Notices are duly given in accordance with the provisions of these By-Laws and as required by law; shall be custodian of the records and of the Seal of the Trust(if there be a Seal) and see that the Seal is affixed to all documents,the execution of which on behalf of the Trust under its Seal is duly authorized; shall keep directly or through a transfer agent a register of the post office address of each shareholder of each Series or Class of the Trust, and make all proper changes in such register, retaining and filing his authority for such entries; shall see that the books,reports, statements, certificates and all other documents and records required by law are properly kept and filed; and in general shall perform all duties incident to the Office of Secretary and such other duties as may from time to time be assigned to him by the Trustees, Chairman, the President, or the Executive Committee.
         Section 7. Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust responsible for the preparation and maintenance of the financial books and records of the Trust. He shall deliver all funds and securities belonging to any Series or Class to such custodian or sub-custodian as may be employed by the Trust for any Series or Class. The Treasurer shall perform such duties additional to the foregoing as the Trustees, Chairman, the President or the Executive Committee may from time to time designate.
         Section 8. Assistant Vice President. The Assistant Vice President or Vice Presidents of the Trust shall have such authority and perform such duties as may be assigned to them by the Trustees, the Executive Committee, the President, or the Chairman.
         Section 9. Assistant Secretaries and Assistant Treasurers. The Assistant Secretary or Secretaries and the Assistant Treasurer or Treasurers shall perform the duties of the Secretary and of the Treasurer, respectively, in the absence of those Officers and shall have such further powers and perform such other duties as may be assigned to them respectively by the Trustees or the Executive Committee, the President, or the Chairman.
         Section 10. Salaries. The salaries of the Officers shall be fixed from time to time by the Trustees. No officer shall be prevented from receiving such salary by reason of the fact that he is also a Trustee.